©2013ADS Alliance Data Systems, Inc. Confidential and Proprietary NYSE: ADS | 4th Quarter 2013 * Fourth Quarter 2013 Investor Presentation Alliance Data Company Overview NYSE: ADS Exhibit 99.1

©2013ADS Alliance Data Systems, Inc. Confidential and Proprietary NYSE: ADS | 4th Quarter 2013 * $400 Billion Opportunity Opportunity: $400 Billion in North American marketing spend expected by 2016 Over half has shifted to data-enabled, multi-channel direct marketing Alliance Data: The largest and most comprehensive provider of transaction-based marketing and loyalty solutions Three businesses → same focus Private Label Non-discretionary Discretionary Analytics/Segmentation Distribution TXN. DATA DEMO/ PSYCH. DATA POS Direct Mail Email Mobile Social Display

©2013ADS Alliance Data Systems, Inc. Confidential and Proprietary NYSE: ADS | 4th Quarter 2013 * Financial Model Focus on Organic Growth: 3-4x real GDP Double Digit EPS Growth Minimal CAPEX and solid operating leverage Robust and Growing Free Cash Flow $800 million guidance for 2014, up double-digit Low leverage <2x net debt/EBITDA Additional Growth via Modest M&A Additional Cash Flow Dedicated to Share Repurchases Approximately $2.4 billion since 2007 Track Record of Growth, Consistency and Visibility 50 quarters 1 2 3 4 5 6

©2013ADS Alliance Data Systems, Inc. Confidential and Proprietary NYSE: ADS | 4th Quarter 2013 * ADS 2013 Guidance ($MM, exception per share) 2011 2011 2011 2012 2012 2013 2013 2014 2014 Avg. Share Price $90 $130 $184 $225 (spot) $225 (spot) Revenue $3,173 +14% $3,641 +15% $4,300 +18% $4,640 +8% Core Earnings $441 +35% $559 +27% $659 +18% $738 +12% Diluted Shares 57.8 64.1 66.6 61.5 Core EPS $7.63 +30% $8.71 +14% $9.90 +14% $12.00 +21%

©2013ADS Alliance Data Systems, Inc. Confidential and Proprietary NYSE: ADS | 4th Quarter 2013 * Safe Harbor Statement and Forward-Looking Statements This presentation may contain forward -looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “predict,” “project,” “would” and similar expressions as they relate to us or our management. When we make forward -looking statements, we are basing them on our management’s beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward -looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the Securities and Exchange Commission. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward -looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward -looking statements, whether as a result of new information, future results or otherwise, except as required by law. “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding Alliance Data Systems Corporation’s business which are not historical facts are “forward -looking statements” that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward -looking statements, see “Risk Factors” in the Company’s Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company’s Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company’s most recent Form 10-K.

©2013ADS Alliance Data Systems, Inc. Confidential and Proprietary NYSE: ADS | 4th Quarter 2013 * Financial Measures In addition to the results presented in accordance with generally accepted accounting principles, or GAAP, the Company presents financial measures that are non-GAAP measures, such as constant currency financial measures, adjusted EBITDA, adjusted EBITDA margin, adjusted EBITDA net of funding costs, core earnings and core earnings per diluted share (core EPS). The Company believes that these non-GAAP financial measures, viewed in addition to and not in lieu of the Company’s reported GAAP results, provide useful information to investors regarding the Company’s performance and overall results of operations. These metrics are an integral part of the Company’s internal reporting to measure the performance of reportable segments and the overall effectiveness of senior management. Reconciliations to comparable GAAP financial measures are available on the Company’s website. The financial measures presented are consistent with the Company’s historical financial reporting practices. Core earnings and core earnings per diluted share represent performance measures and are not intended to represent liquidity measures. The non-GAAP financial measures presented herein may not be comparable to similarly titled measures presented by other companies, and are not identical to corresponding measures used in other various agreements or public filings.